Annual Report -- Financial Statements

T. Rowe Price

Tax-Free
Income Fund

February 28, 1999

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Portfolio Highlights

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SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                      8/31/98      2/28/99

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Hospital Revenue                                          17%          15%

Prerefunded Bonds                                         11           12

Nuclear Revenue                                            9           11

General Obligation - Local                                 9           11

Housing Finance Revenue                                    9            8

General Obligation - State                                 5            5

Dedicated Tax Revenue                                      6            5

Ground Transportation Revenue                              6            5

Escrowed to Maturity                                       5            5

Lease Revenue                                              4            5

Educational Revenue                                        3            3

Electric Revenue                                           5            3

Air and Sea Transportation Revenue                         3            3

Water and Sewer Revenue                                    3            3

Miscellaneous Revenue                                      3            2

All Other                                                  3            3

Other Assets Less Liabilities                             -1            1

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Total                                                    100%         100%


T. Rowe Price Tax-Free Income Fund
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Financial Highlights             For a share outstanding throughout each period
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                             Year
                            Ended
                          2/28/99    2/28/98    2/28/97    2/29/96    2/28/95

NET ASSET VALUE

Beginning of period      $   9.95   $   9.59   $   9.66   $   9.25   $   9.66
Investment activities
  Net investment income      0.50       0.52       0.52       0.52       0.53
  Net realized and
  unrealized gain (loss)     0.03       0.36      (0.07)      0.41      (0.37)

  Total from
  investment activities      0.53       0.88       0.45       0.93       0.16

Distributions
  Net investment income     (0.50)     (0.52)     (0.52)     (0.52)     (0.53)
  Net realized gain         (0.04)      --         --         --        (0.04)

  Total distributions       (0.54)     (0.52)     (0.52)     (0.52)     (0.57)

NET ASSET VALUE

End of period            $   9.94   $   9.95   $   9.59   $   9.66   $   9.25
                         ----------------------------------------------------

Ratios/Supplemental Data

Total returnaaa#             5.48%      9.37%      4.81%     10.31%      1.90%

Ratio of total expenses to
average net assets           0.55%      0.55%      0.57%      0.58%      0.59%

Ratio of net investment
income to average
net assets                   5.06%      5.31%      5.41%      5.49%      5.80%

Portfolio turnover rate      34.1%      36.3%      40.7%      48.7%      49.3%

Net assets,
end of period
(in millions)            $  1,483   $  1,396   $  1,337   $  1,376   $  1,329

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Income Fund
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                                                           February 28, 1999

Statement of Net Assets                                     Par        Value
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                                                              In thousands

ALABAMA  2.9%

Alabama, GO
    Zero Coupon, 9/1/03                              $   10,000   $    7,843
    Zero Coupon, 3/1/04                                  10,000        7,560
    Zero Coupon, 9/1/04                                   5,500        4,009

Alabama Docks Dept.
  Docks Fac.
    5.25%, 10/1/10 (MBIA Insured)                         2,400        2,574
    5.50%, 10/1/22 (MBIA Insured)                         5,000        5,239

Alabama Water Pollution Control Auth.,
Revolving Fund Loan
    6.75%, 8/15/17 (AMBAC Insured)                        2,685        3,039

Alexander Special Care Fac. Fin. Auth.,
Russell Hosp.
    6.00%, 12/1/22                                        3,250        3,330

Baldwin County Eastern Shore Health Care Auth.
  Thomas Hosp.
    5.75%, 4/1/27                                         2,500        2,486
    6.75%, 4/1/21                                         1,900        2,056

Columbia Industrial Dev. Board,
  Alabama Power Project
    VRDN (Currently 3.30%)                                  200          200

Mobile, GO
    Zero Coupon, 8/15/20 (MBIA Insured)                   5,000        1,598

  Capital Improvement Warrants
    Zero Coupon, 8/15/16 (MBIA Insured)                   4,330        1,475
    Zero Coupon, 8/15/17 (MBIA Insured)                   4,435        1,409

Total Alabama (Cost $39,710)                                          42,818


ALASKA  1.3%

Alaska Housing Fin.
    5.85%, 12/1/14 (MBIA Insured)                         3,405        3,555
    5.875%, 12/1/24 (MBIA Insured)                       11,000       11,556

  General Mortgage
    Zero Coupon, 12/1/17 (MBIA Insured)                   6,250        2,127

Valdez Marine, VRDN
    (Currently 3.15%)                                     2,700        2,700

Total Alaska (Cost $18,762)                                           19,938


ARIZONA  0.6%

Maricopa County, PCR, Palo Verde,
  VRDN (Currently 3.20%)                             $      200   $      200

Salt River Agricultural Improvement
  and Power Dist.
  Electric System
    6.50%, 1/1/22 (FSA Insured)
    (Prerefunded 1/1/01!)                                 8,000        8,581

Total Arizona (Cost $7,904)                                            8,781


ARKANSAS  0.5%

Little Rock Health Fac. Board,
  Baptist Medical Center
    6.85%, 11/1/08                                        2,495        2,970

North Little Rock, Electric System
    6.50%, 7/1/15 (MBIA Insured)                          4,000        4,779

Total Arkansas (Cost $6,476)                                           7,749


CALIFORNIA  6.0%

Foothill / Eastern Transportation Corridor Agency
  California Toll Road
    Zero Coupon, 1/1/15                                   5,000        2,220
    Zero Coupon, 1/1/17                                  20,000        7,863
    Zero Coupon, 1/1/26                                   5,000        1,174

Los Angeles City, GO
    5.80%, 9/1/09 (FGIC Insured)
    (Prerefunded 9/1/03!)                                 2,400        2,645
    6.00%, 9/1/14 (MBIA Insured)                          5,000        5,560

Los Angeles City, Wastewater
    7.15%, 6/1/20 (Prerefunded 6/1/00!)                  10,500       11,233

Los Angeles County, COP, Marina del Rey
    6.25%, 7/1/03                                         4,500        4,740
    6.50%, 7/1/08                                         3,250        3,555

Los Angeles County Metropolitan Transportation Auth.
 Sales Tax
   6.25%, 7/1/13 (MBIA Insured)
    (Prerefunded 7/1/02!)                                 8,965        9,915
    7.40%, 7/1/15                                         5,530        5,721

Los Angeles County Public Works Fin.
  Auth., Rowland Heights
    5.50%, 10/1/18 (FSA Insured)                     $    7,000   $    7,534

Los Angeles Harbor Dept.
    7.60%, 10/1/18 (Escrowed to Maturity)                 3,200        4,175

San Bernardino, Sisters of Charity Health Care
    7.00%, 7/1/21 (Prerefunded 7/1/01!)                   3,000        3,304

San Mateo County Transit Dist.,
    5.25%, 6/1/16 (MBIA Insured)                          6,000        6,321

Southern California Public Power
    Auth., 6.75%, 7/1/11                                  4,050        4,888

Torrance Redev. Agency,
    5.50%, 9/1/28 (MBIA Insured)                          7,280        7,407

Total California (Cost $77,367)                                       88,255


COLORADO  2.9%

Boulder County, Longmont United Hosp.
    8.20%, 12/1/20 (Prerefunded 12/1/00!)                 2,000        2,184

Denver Airport System, City and County Airport
    5.50%, 11/15/25 (MBIA Insured)                       12,875       13,412

E-470 Public Highway Auth.
    Zero Coupon, 9/1/13 (MBIA Insured)                   10,000        4,967
    Zero Coupon, 9/1/17 (MBIA Insured)                    7,000        2,740
    Zero Coupon, 8/31/26
    (Prerefunded 8/31/05!)                                7,000        1,121
    4.75%, 9/1/23                                        10,000        9,554

Jefferson County School Dist., GO
    6.00%, 12/15/12 (AMBAC Insured)
    (Prerefunded 12/15/02!)                               8,000        8,743

Total Colorado (Cost $40,419)                                         42,721


CONNECTICUT  0.9%

Connecticut, State Special Tax,
    7.125%, 6/1/10                                        7,350        9,120

Connecticut Dev. Auth.,
  Mystic Marinelife Aquarium
    7.00%, 12/1/27                                        1,700        1,802

Mashantucket, 5.75%, 9/1/27                               3,000        3,074

Total Connecticut (Cost $11,956)                                      13,996


DELAWARE  0.3%

Delaware HFA, Beebe Medical Center,
    6.75%, 6/1/14                                         3,500        3,815

Total Delaware (Cost $3,425)                                           3,815


DISTRICT OF COLUMBIA  2.3%

Dist. of Columbia, GO
    5.25%, 6/1/27                                    $    9,000   $    8,679
    6.00%, 6/1/14 (MBIA Insured)                          6,705        7,552
    6.00%, 6/1/17 (MBIA Insured)                          3,250        3,653

  Howard Univ.
    5.50%, 10/1/16 (MBIA Insured)                         3,560        3,801

Dist. of Columbia
  American Assoc. for the Advancement of Science
    5.125%, 1/1/27 (AMBAC Insured)                        3,000        2,971

  Smithsonian Institution,
    5.00%, 2/1/28                                         7,265        7,123

Total District of Columbia (Cost $33,158)                             33,779


FLORIDA  3.4%

Broward County Resource Recovery
  Broward Waste Energy, L.P. North
    7.95%, 12/1/08                                        9,685       10,252

  Broward Waste Energy, L.P. South
    7.95%, 12/1/08                                          795          841

Dade County, Capital Appreciation
    Zero Coupon, 2/1/09 (MBIA Insured)                   12,185        7,868
    Zero Coupon, 2/1/13 (MBIA Insured)                    9,000        4,403

Florida Board of Ed., GO, Public Ed.,
  Capital Outlay
    7.25%, 6/1/23                                         6,210        6,595

Jacksonville HFA, Genesis Rehabilitation Hosp.
    VRDN (Currently 3.20%)                                5,850        5,850

Jacksonville Transportation Auth., GO
    7.375%, 7/1/20 (Prerefunded 7/1/00!)                  8,750        9,396

Jacksonville, PCR, Florida Power and Light
    VRDN (Currently 3.15%)                                  800          800

Port St. Lucie
  Capital Appreciation
    Zero Coupon, 9/1/16 (FGIC Insured)
    (Prerefunded 9/1/06!)                                 5,000        2,056

    Zero Coupon, 9/1/26 (FGIC Insured)
    (Prerefunded 9/1/06!)                                 5,000        1,080

Saint Lucie County, PCR, Florida Power and Light Co.
    VRDN (Currently 3.15%)                           $    1,700   $    1,700

Total Florida (Cost $47,264)                                          50,841


GEORGIA  5.8%

Burke County Dev. Auth., PCR,
  Georgia Power Co.
    VRDN (Currently 3.25%)                                2,900        2,900

Coweta County Residential Care Fac.
  for the Elderly Auth.
  Wesley Woods of Newnan-Peachtree City
    8.20%, 10/1/16                                        1,350        1,550
    8.25%, 10/1/26                                        1,800        2,072

Fulton-Dekalb Hosp. Auth.
  Grady Memorial Hosp.
    6.80%, 1/1/07 (AMBAC Insured)
    (Escrowed to Maturity)                                5,530        6,522

    6.80%, 1/1/08 (AMBAC Insured)
    (Escrowed to Maturity)                                5,905        7,052

    6.85%, 1/1/09 (AMBAC Insured)
    (Escrowed to Maturity)                                6,310        7,619

    6.85%, 1/1/10 (AMBAC Insured)
    (Escrowed to Maturity)                                6,745        8,205

Fulton-DeKalb Private Hosp. Auth.
  Childrens Health, VRDN
    (Currently 2.95%)                                     1,000        1,000

  Egleston Childrens Hosp.,
    VRDN (Currently 2.95%)                                4,000        4,000

Gwinnett County School Dist., GO
    6.40%, 2/1/11                                         1,905        2,257
    6.40%, 2/1/12                                         1,255        1,491

Henry County School Dist.,
    GO, 6.45%, 8/1/11                                     2,100        2,490

Metropolitan Atlanta Rapid Transit Auth. Sales Tax
    6.90%, 7/1/16 (MBIA Insured)
    (Prerefunded 7/1/04!)                                 5,655        6,579

Municipal Electric Auth. of Georgia
    5.50%, 1/1/20                                         3,000        3,142
    5.70%, 1/1/19 (FGIC Insured)                          5,100        5,579
    6.125%, 1/1/14 (FGIC Insured)                         5,500        5,978
    6.40%, 1/1/07 (AMBAC Insured)                         7,500        8,566
    7.25%, 1/1/24 (AMBAC Insured)                         6,500        8,556

Total Georgia (Cost $74,266)                                          85,558


IDAHO  0.2%

Idaho HFA, St Lukes Regional Med. Center
    VRDN (Currently 3.25%)                           $    2,600   $    2,600

Total Idaho (Cost $2,600)                                              2,600


ILLINOIS  5.9%

Chicago, GO
    5.50%, 1/1/18 (AMBAC Insured)                         6,630        7,082
    6.25%, 1/1/15 (AMBAC Insured)                         1,000        1,162

Chicago Board of Ed., GO
  Capital Appreciation School Reform
    Zero Coupon, 12/1/15                                 10,000        4,257
    Zero Coupon, 12/1/16                                 10,000        4,010

  Chicago School Reform
    5.25%, 12/1/21                                       10,000       10,337
    5.75%, 12/1/27 (AMBAC Insured)                        4,500        4,818

City of Chicago, GO,
    5.50%, 1/1/14 (FGIC Insured)                          5,000        5,418

Cook, Dupage, Kane, Lake, McHenry,
  and Will Counties
  Regional Transportation Auth.
    7.75%, 6/1/19 (FGIC Insured)                          5,350        7,235

Illinois EFA
  Advocate Health Care Network
    VRDN (Currently 3.05%)                                8,000        8,000

  Northwestern Univ.,
    Zero Coupon, 11/1/32                                  4,000        4,221

Illinois HFA
  Glen Oaks Medical Center
    7.00%, 11/15/19
    (Escrowed to Maturity)                                3,300        3,814

  Highland Park Hosp.
    5.75%, 10/1/26 (MBIA Insured)                         2,000        2,120

  Hinsdale Hosp.
   9.00%, 11/15/15
    (Escrowed to Maturity)                                4,460        4,980

  Loyola Univ. Health
    5.00%, 7/1/24 (MBIA Insured)                         10,510       10,129

Illinois Regional Transportation Auth.
    6.70%, 11/1/21 (FGIC Insured)                         5,000        6,145

Village of Glenview, Valley Lo Towers,
    5.20%, 12/1/27                                        3,500        3,614

Total Illinois (Cost $82,268)                                         87,342


INDIANA  1.7%

Goshen, Greencroft Oblig. Group,
    5.75%, 8/15/19                                   $    3,000   $    2,911

Indiana HFFA
  Ancilla Systems Obligated Group
    5.25%, 7/1/22 (MBIA Insured)                          5,000        4,986

  Clarian Health Partners,
    5.50%, 2/15/16                                        9,205        9,497

Indiana State Office Building Commission,
  Correctional Fac.
    5.50%, 7/1/20 (AMBAC Insured)                         5,750        5,968

St. Joseph's County Hosp. Auth.,
  St. Joseph's Medical Center
    6.70%, 12/1/02 (MBIA Insured)                         1,985        2,189

Total Indiana (Cost $23,977)                                          25,551


IOWA  0.2%

Iowa HFA, Wesley Retirement,
    6.25%, 2/1/12                                         2,400        2,443

Total Iowa (Cost $2,400)                                               2,443


KENTUCKY  1.1%

Carroll County, PCR, Kentucky Utilities,
    7.45%, 9/15/16                                       15,000       16,884

Total Kentucky (Cost $15,702)                                         16,884


LOUISIANA  1.6%

Ascension Parish, PCR, Shell Oil,
    VRDN (Currently  3.25%)                                 800          800

Calcasieu Parish IDA,
    Entergy Gulf States, 5.45%, 7/1/10                    2,850        2,833

Jefferson Sales Tax Dist.
  Capital Appreciation
    Zero Coupon, 12/1/09 (FSA Insured)                    4,485        2,781
    Zero Coupon, 12/1/10 (FSA Insured)                    5,755        3,371

Louisiana Offshore Terminal Auth.,
  Deepwater Port 7.60%, 9/1/10
    (Prerefunded 9/1/00!)                                10,440       11,233

St. Tammany Public Trust Fin. Auth.,
    Zero Coupon, 7/20/14                                  4,825        2,317

Total Louisiana (Cost $22,280)                                        23,335


MAINE  0.2%

Maine Housing Auth., 6.10%, 11/15/15
    (AMBAC Insured)                                       3,000        3,212

Total Maine (Cost $3,000)                                              3,212


MARYLAND  4.6%

Baltimore City, Convention Center
    6.00%, 9/1/17 (FGIC Insured)
    (Prerefunded 9/1/04!)                            $    1,750   $    1,939

Baltimore County, Pickersgill Retirement Community
    7.70%, 1/1/21 (Prerefunded 1/1/02!)                   2,000        2,247

Gaithersburg Hosp. Fac., Asbury Methodist Home
    7.85%, 1/1/20 (Prerefunded 1/1/00!)                   3,000        3,171

Maryland, GO, 7.155%, 7/15/13                             5,000        5,581

Maryland CDA
  Single Family
    5.60%, 4/1/18                                         4,400        4,505
    5.95%, 4/1/16                                         7,380        7,837
    5.95%, 7/1/23                                         3,730        3,967
    6.45%, 4/1/14                                         2,000        2,136
    7.25%, 4/1/19                                         2,500        2,616
    7.60%, 4/1/17                                         7,810        8,082

Maryland HHEFA
  Johns Hopkins Hosp.,
    Zero Coupon, 7/1/19                                   7,675        2,711

  Kennedy Kreiger Institute
    6.75%, 7/1/22 (Prerefunded 7/1/01!)                   1,500        1,610

  Univ. of Maryland Medical System
    7.00%, 7/1/22 (FGIC Insured)                          1,500        1,916

Maryland Stadium Auth., Sports Fac.
    5.75%, 3/1/18 (AMBAC Insured)                         2,000        2,132

Maryland Water Quality Fin. Administration
  Revolving Loan Fund
    7.25%, 9/1/12 (Prerefunded 9/1/00!)                   1,950        2,103

Montgomery County Housing Opportunities Commission
  Single Family
    Zero Coupon, 7/1/28                                  13,000        2,672
    7.50%, 7/1/17                                         1,060        1,104

Prince George's County, Dimensions Health,
    5.30%, 7/1/24                                         6,685        6,467

Univ. of Maryland, Auxiliary Fac.
    and Tuition, 5.75%, 4/1/17                            5,000        5,375

Total Maryland (Cost $62,476)                                         68,171


MASSACHUSETTS  3.6%

Massachusetts Bay Transportation Auth., GO
  General Transportation
    7.00%, 3/1/14                                    $    3,150   $    3,909
    7.00%, 3/1/21                                         6,200        7,714

Massachusetts HEFA
    Harvard Univ., 6.25%, 4/1/20                          5,000        5,888

  Massachusetts General Hosp.
  Southcoast Health System
    4.75%, 7/1/27 (MBIA Insured)                         16,500       15,381
    6.00%, 7/1/15 (AMBAC Insured)                         4,500        4,792

Massachusetts Housing Fin. Agency,
    6.30%, 12/1/14                                        6,250        6,685

Massachusetts Port Auth.,
    5.00%, 7/1/28                                        10,000        9,715

Total Massachusetts (Cost $49,967)                                    54,084


MICHIGAN  1.6%

Detroit City School Dist.,
    GO, 5.25%, 5/1/25 (FGIC Insured)                      5,000        5,174

Michigan HDA
    6.45%, 12/1/14                                        2,120        2,252
    7.55%, 12/1/15                                        1,250        1,305

Michigan Hosp. Fin. Auth.
  Bay Medical Center, 8.25%, 7/1/12                       1,000        1,081

  Mercy Health, 5.50%, 8/15/20                            5,500        5,641

Michigan State Building Auth.,
    6.905%, 10/15/16                                      6,250        6,606

Michigan Strategic Fund,
    Holland Home, 5.25%, 11/15/08                         2,100        2,062

Total Michigan (Cost $23,370)                                         24,121


MINNESOTA  0.6%

Rochester Health Care Fac.
  Mayo Foundation/Mayo Medical Center
    6.25%, 11/15/21                                       3,000        3,258

Univ. of Minnesota
  Residual Interest Bond / Inverse Floater
    (Currently 6.274%), 8/15/03                           5,800        6,307

Total Minnesota (Cost $8,080)                                          9,565


MISSISSIPPI  1.0%

Claiborne County, PCR, Systems Energy Resources
    7.30%, 5/1/25                                    $    2,750   $    2,880

Harrison County, PCR, E. I. du Pont
  de Nemours and Company
    VRDN (Currently 3.20%)                                  500          500

Mississippi Business Finance,
  Systems Energy Resources
    5.875%, 4/1/22                                       10,000        9,951

Warren County, PCR,
  Mississippi Power and Light
    7.00%, 4/1/22                                         1,500        1,640

Total Mississippi (Cost $14,675)                                      14,971


MISSOURI  0.2%

Good Shepherd Nursing Home Dist.,
  Nursing Home Fac.
    5.90%, 8/15/23                                        2,000        2,001

Joplin IDA, Tri-State Osteopathic Hosp.,
    8.25%, 12/15/14                                       1,300        1,477

Total Missouri (Cost $3,266)                                           3,478


NEBRASKA  0.4%

City of Kearney, Great Platte River Road,
    6.75%, 1/1/23                                         3,000        2,861

Omaha Public Power Dist., Electric
    6.20%, 2/1/17 (Escrowed to Maturity)                  3,000        3,414

Total Nebraska (Cost $5,914)                                           6,275


NEVADA  1.4%

Clark County Passenger Fac.,
  McCarran Int'l. Airport
    4.75%, 7/1/22 (MBIA Insured)                         13,000       12,399

Clark County School Dist., GO
  Limited Tax School Improvement
    7.00%, 6/1/11 (MBIA Insured)                          3,500        4,329

Nevada, GO, Municipal Bond Bank
    7.25%, 11/1/10
    (Escrowed to Maturity)                                3,050        3,430

Total Nevada (Cost $18,743)                                           20,158


NEW HAMPSHIRE  0.4%

New Hampshire HHEFA, Wentworth Douglass Hosp.
    5.375%, 1/1/15 (MBIA Insured)                    $    5,600   $    5,967

Total New Hampshire (Cost $5,579)                                      5,967


NEW JERSEY  0.5%

New Jersey Sports and Exposition Auth.,
  Monmouth Park
    8.00%, 1/1/25 (Prerefunded 1/1/05!)                   4,500        5,483

New Jersey Turnpike Auth.,
    6.50%, 1/1/16 (MBIA Insured)                          2,000        2,389

Total New Jersey (Cost $6,537)                                         7,872


NEW MEXICO  0.2%

Farmington, PCR, Public Service Co.
  of New Mexico
    6.30%, 12/1/16                                        2,400        2,545

Total New Mexico (Cost $2,400)                                         2,545


NEW YORK  14.6%

Dormitory Auth. of the State of New York
  City Univ.
    5.75%, 7/1/13                                        10,000       11,042
    5.75%, 7/1/18 (AMBAC Insured)                         5,000        5,560
    6.00%, 7/1/14                                        10,000       11,331

  Court Fac. Westchester County,
    5.25%, 8/1/15                                         6,000        6,264

  New York Medical College
    4.75%, 7/1/27 (MBIA Insured)                         17,140       16,269

  North Shore Health System
    5.50%, 11/1/13 (MBIA Insured)                         6,000        6,531

  State Univ. Ed. Fac , 5.25%, 5/15/19                    3,325        3,421

  Vassar College, 7.25%, 7/1/15
    (Prerefunded 7/1/00!)                                 2,000        2,144

Long Island Power Auth., Electric System
    Zero Coupon, 12/1/09 (FSA Insured)                   11,605        7,226

Metropolitan Transportation Auth. of New York
  Commuter Fac., 5.75%, 7/1/21
    (MBIA Insured)                                       12,750       13,677

New York City, GO
    5.125%, 8/1/10                                     $   10,025   $   10,534
    6.00%, 12/1/18 (FSA Insured)
    (Escrowed to Maturity)                                5,000        5,078
    6.00%, 2/15/25                                        4,525        4,850
    6.00%, 2/15/25 (Prerefunded 2/15/05!)                   475          530
    6.00%, 8/15/26                                        4,380        4,764
    6.00%, 8/15/26 (Prerefunded 8/15/06!)                   620          703
    6.00%, 10/15/26                                       5,450        5,960
    6.25%, 8/1/09                                         9,550       10,782
    6.375%, 8/1/04                                        4,145        4,505

New York City Municipal Water Fin. Auth.
    5.75%, 6/15/26 (AMBAC Insured)                        6,000        6,448

New York City Transitional Fin. Auth.,
    5.125%, 11/15/14                                      3,665        3,785

New York State Environmental Fac., PCR
  State Water Revolving Fund,
    6.90%, 11/15/15                                       5,365        6,212

New York State Housing Fin. Agency,
  State Univ. Construction
    7.80%, 5/1/01 (Escrowed to Maturity)                  2,000        2,183

New York State Local Gov't. Assistance
    7.20%, 4/1/04 (Prerefunded 4/1/01!)                   5,000        5,466

New York State Medical Care Fac. Fin. Agency
  Albany and St. John's Medical Center
    6.20%, 2/15/28 (FHA Guaranteed)                       3,480        3,773

  Buffalo General Hosp.
    6.00%, 8/15/14 (FHA Guaranteed)                       8,835        9,403

  Mental Health Service
    6.50%, 8/15/24 (Prerefunded 8/15/04!)                 6,000        6,850

  New York Hosp.
    6.50%, 8/15/29 (AMBAC Insured)
    (Prerefunded 2/15/05!)                                4,625        5,325

New York State Urban Dev.
  Sr. Lien
    5.375%, 7/1/22                                        5,000        5,135
    5.50%, 7/1/26                                        10,000       10,414

Triborough Bridge and Tunnel Auth.,
    5.50%, 1/1/17                                        18,500       19,946

Total New York (Cost $194,107)                                       216,111


NORTH CAROLINA  1.4%

Cumberland County, Civic Center, COP
    6.40%, 12/1/24 (AMBAC Insured)
    (Prerefunded 12/1/04!)                           $    2,750   $    3,159

North Carolina Eastern Municipal Power Agency
    6.00%, 1/1/26 (CAPMAC Insured)                        2,500        2,847
    7.50%, 1/1/10 (Escrowed to Maturity)                  8,980       11,087

North Carolina Medical Care Commission
  Stanley Memorial Hosp.
    7.80%, 10/1/19 (Prerefunded 10/1/99!)                 3,000        3,144

Total North Carolina (Cost $17,361)                                   20,237


NORTH DAKOTA  0.3%

Mercer County, PCR, Basin Electric Power
    6.05%, 1/1/19 (AMBAC Insured)                         4,500        4,902

Total North Dakota (Cost $4,538)                                       4,902


OHIO  2.0%

Clermont County, Mercy Health System, VRDN
    Currently 2.95%)                                      5,300        5,300

Cleveland, Waterworks,
    5.50%, 1/1/13 (MBIA Insured)                          4,765        5,200

Franklin County, GO
    6.375%, 12/1/17 (Prerefunded 12/1/01!)                2,000        2,188
    6.80%, 12/1/09 (Prerefunded 12/1/00!)                 2,860        3,085
    6.80%, 12/1/10 (Prerefunded 12/1/00!)                 3,240        3,495

Montgomery County, Grandview Hosp.
  and Medical Center
    5.40%, 12/1/09                                        1,800        1,722

Ohio Air Quality Dev. Auth., PCR,
  Cleveland Electric
    6.00%, 8/1/20                                         3,500        3,542

Ohio Water Dev. Auth., PCR,
    Cleveland Electric, 7.70%, 8/1/25                     3,950        4,503

Total Ohio (Cost $27,345)                                             29,035


OKLAHOMA  0.4%

Tulsa County Home Fin. Auth., Single Family
    6.90%, 8/1/10 (FGIC Insured)
    (Escrowed to Maturity)                                4,250        5,178

Total Oklahoma (Cost $4,227)                                           5,178


PENNSYLVANIA  1.7%

Beaver County IDA, PCR,
    Cleveland Electric, 7.75%, 7/15/25               $    3,900   $    4,454

Chester County HEFA, Jefferson Health,
    5.375%, 5/15/27                                      10,000        9,934

Pennsylvania Convention Center Auth.
    6.70%, 9/1/14 (FSA Insured)                           5,000        5,705

Pennsylvania Intergovernmental Cooperative Auth.
  Special Tax
    6.75%, 6/15/21 (FGIC Insured)
    (Prerefunded 6/15/05!)                                4,750        5,488

Total Pennsylvania (Cost $23,680)                                     25,581


RHODE ISLAND  1.4%

Rhode Island Health and Ed. Building
  Bryant College, 6.125%, 6/1/19
    (MBIA Insured)                                        5,000        5,411

  Rhode Island Hosp.
    Residual Interest Bond / Inverse Floater
    (Currently 10.333%), 8/15/21
    (FGIC Insured) (Escrowed to Maturity)                 1,000        1,184

Rhode Island Housing and Mortgage Fin.
  Homeownership Opportunity
    6.70%, 10/1/14                                        5,000        5,378
    7.85%, 10/1/16                                        8,000        8,380

Total Rhode Island (Cost $18,859)                                     20,353


SOUTH CAROLINA  3.5%

Connector 2000 Assoc.
  Greenville Toll Road
    Zero Coupon, 1/1/09                                   2,700        1,451
    Zero Coupon, 1/1/10                                   3,400        1,842
    Zero Coupon, 1/1/11                                   6,100        3,022

Florence County Hosp.,
  McLeod Regional Medical Center
    4.75%, 11/1/27 (MBIA Insured)                         9,500        8,879

Piedmont Municipal Power Agency
    5.25%, 1/1/21                                         2,500        2,390
    6.50%, 1/1/14 (FGIC Insured)
    (Escrowed to Maturity)                                3,500        4,159

South Carolina Public Service Auth.
    5.875%, 1/1/23 (FGIC Insured)                    $    8,530   $    9,184

  Santee Cooper
    6.25%, 1/1/22 (AMBAC Insured)                        17,750       19,890
    7.00%, 7/1/12 (Prerefunded 7/1/01!)                   1,650        1,814

Total South Carolina (Cost $49,257)                                   52,631


SOUTH DAKOTA  0.1%

South Dakota HDA, Homeownership,
    6.65%, 5/1/14                                         1,980        2,131

Total South Dakota (Cost $1,980)                                       2,131


TENNESSEE  2.1%

Chattanooga Health Ed. and Housing Fac. Board
  Memorial Hosp.
    6.625%, 9/1/07 (MBIA Insured)                         2,950        3,474
    6.625%, 9/1/08 (MBIA Insured)                         3,150        3,749

Metropolitan Gov't. of Nashville
  and Davidson Counties
   Water and Sewer, 7.70%, 1/1/12
    (FGIC Insured)                                       11,250       14,477

Shelby County Health Ed. and Housing Fac. Board
  Le Bonheur Children's Medical Center
    5.50%, 8/15/12 (MBIA Insured)
    (Escrowed to Maturity)                                4,250        4,590

Tennessee Housing Dev. Agency, Homeownership
    Zero Coupon, 7/1/16                                  12,000        4,596

Total Tennessee (Cost $28,064)                                        30,886


TEXAS  6.3%

Amarillo Health Fac. Dev.,
  Sears Panhandle Retirement
    7.75%, 8/15/26
    (Prerefunded 8/15/06!)                                5,000        6,242

Arlington Independent School Dist., GO
    Zero Coupon, 2/15/16                                  2,830        1,067
    4.75%, 2/15/21                                        8,780        8,354

Arlington Independent School Dist.
    Zero Coupon, 2/15/16
    (Prerefunded 2/15/05!)                                6,820        2,750

Denison Hosp. Auth., Texoma Medical Center,
    7.00%, 8/15/14                                        4,245        4,656

Harris County, GO, Toll Road
    Zero Coupon, 8/15/04
    (MBIA Insured)                                   $    6,000   $    4,819

Harris County Health Fac. Dev.
  Memorial Hosp., 7.125%, 6/1/15
    Prerefunded 6/1/02!)                                  2,500        2,800

  Sisters of Charity of the Incarnate Word
    7.10%, 7/1/21 (Prerefunded 7/1/01!)                   4,000        4,396

  St. Luke's Episcopal Hosp., VRDN
    (Currently 3.35%)                                     7,200        7,200

  Texas Medical Center
    7.375%, 5/15/20 (MBIA Insured)
    (Prerefunded 5/15/00!)                                7,645        8,168

Harris County Hosp. Dist., 7.40%, 2/15/10
    (AMBAC Insured)                                       1,500        1,812

Houston Independent School Dist., GO,
    5.00%, 2/15/24                                       10,000        9,818

Matagorda County Navigation Dist., PCR
    Central Power and Light,
    7.50%, 12/15/14                                       1,500        1,580

  Houston Lighting and Power
    7.20%, 12/1/18 (FGIC Insured)                         3,600        3,776

Northwest Texas Independent School Dist., GO
  School Buildings,
    Zero Coupon, 8/15/17                                  4,000        1,403

San Antonio Electric and Gas,
    4.50%, 2/1/21                                         4,000        3,695

Texas, GO
  Veterans Housing Assistance
    6.25%, 12/1/15                                        1,500        1,560
    7.40%, 12/1/20                                       14,205       15,291

Texas Dept. of Housing and Community Affairs
    NHP Foundation, 6.40%, 1/1/27                         3,500        3,751

Total Texas (Cost $86,482)                                            93,138


UTAH  0.2%

Intermountain Power Agency,
    5.75%, 7/1/19 (MBIA Insured)                          3,000        3,200

Total Utah (Cost $2,856)                                               3,200


VERMONT  0.5%

Vermont Ed. and Health Buildings Fin. Agency
  Medical Center Hosp. of Vermont
    7.35%, 9/1/13 (FGIC Insured)                          4,650        5,106
    7.45%, 9/1/23 (FGIC Insured)                          2,000        2,218

Total Vermont (Cost $6,650)                                            7,324


VIRGINIA  3.2%

Fairfax County IDA, Inova Health,
    6.00%, 8/15/26                                   $    7,200   $    7,814

Fairfax County Water Auth.
    6.00%, 4/1/22
    (Prerefunded 4/1/07!)                                10,650       11,899

Hanover County IDA, Memorial
  Regional Medical Center
    6.375%, 8/15/18 (MBIA Insured)                        6,185        7,304

Roanoke IDA, Carilion Health, VRDN
    (Currently 3.30%)                                       800          800

Univ. of Virginia, 5.25%, 6/1/12                          3,310        3,505

Virginia HDA
    6.25%, 7/1/11                                         5,000        5,242
    6.75%, 7/1/14                                         7,435        7,975

Virginia Transportation Board,
    Route 28 Project, 6 50%, 4/1/18                       3,000        3,270

Total Virginia (Cost $43,851)                                         47,809


WASHINGTON  6.2%

Chelan County Public Utility
  Columbia River-Rock Hydroelectric
    Zero Coupon, 6/1/18 (MBIA Insured)                   10,100        3,715

King County, GO, 5.70%, 12/1/10                           3,545        3,933

Tacoma
  Electric
    6.25%, 1/1/15 (FGIC Insured)                          7,550        8,332
  Residual Interest Bond / Inverse Floater
    (Currently 9.565%), 1/2/15
    (AMBAC Insured)
    (Prerefunded 1/1/01!)                                 5,000        5,681

  Solid Waste Utilities
    5.50%, 12/1/17 (AMBAC Insured)                       14,500       15,165

Washington, GO, 5.70%, 10/1/15                           14,000       15,480

Washington Health Care Fac. Auth.,
  Multicare Health System
    5.375%, 8/15/11 (MBIA Insured)                        5,000        5,335

Washington HFA
  Fred Hutchinson Cancer Research Center
    VRDN (Currently 3.60%)                                  200          200

Washington Public Power Supply,
    5.125%, 7/1/13                                        6,750        6,905

Washington Public Power Supply System
  Nuclear Project
    5.25%, 7/1/16 (FSA Insured)                           3,000        3,082
    5.50%, 7/1/17                                         7,000        7,027

Washington Public Power Supply System
  Nuclear Project
    6.25%, 7/1/12 (Prerefunded 7/1/02!)              $    5,000   $    5,473
    6.25%, 7/1/17 (MBIA Insured)                          5,175        5,628
    7.25%, 7/1/09                                         3,000        3,571
    7.25%, 7/1/15 (Prerefunded 1/1/00!)                   2,200        2,317

Total Washington (Cost $83,590)                                       91,844


WEST VIRGINIA  2.1%

Charleston Urban Renewal Auth.,
    5.30%, 12/15/22 (FSA Insured)                         5,000        5,113

Kanawha County Building Commission
  Charleston Area Medical Center
    7.50%, 11/1/08 (Prerefunded 11/1/99!)                 2,250        2,361

West Virginia, GO, State Road,
    4.50%, 6/1/23 (FGIC Insured)                          5,000        4,624

West Virginia Building Commission
    5.375%, 7/1/18 (AMBAC Insured)                        1,785        1,885

  Regional Jail, 5.375%, 7/1/21
    (AMBAC Insured)                                       8,005        8,428

West Virginia Hosp. Fin. Auth.
  Charleston Area Medical Center
    5.75%, 9/1/13 (MBIA Insured)                          4,200        4,537

West Virginia State Parkways
  Economic Dev. and Tourism Auth.
  Residual Interest Bond / Inverse Floater
  (Currently 8.135%), 5/16/19
    (FGIC Insured)                                        3,600        4,091

Total West Virginia (Cost $29,696)                                    31,039


WISCONSIN  0.6%

Wisconsin HEFA, United Health Group
    5.50%, 12/15/16 (MBIA Insured)                        6,540        6,826

Wisconsin Public Power Agency
    7.00%, 7/1/02 (AMBAC Insured)                         1,500        1,598

Total Wisconsin (Cost $7,754)                                          8,424

Total Investments in Securities
98.9% of Net Assets (Cost $1,344,238)                             $1,466,648

Other Assets Less Liabilities                                         16,830

NET ASSETS                                                        $1,483,478
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $      659

Accumulated net realized gain/loss -
net of distributions                                                      55

Net unrealized gain (loss)                                           122,410

Paid-in-capital applicable to 149,213,516 shares
of $1.00 par value capital stock outstanding;
500,000,000 shares authorized                                      1,360,354

NET ASSETS                                                        $1,483,478
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     9.94
                                                                  ----------

     !  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
CAPMAC  Capital Markets Assurance Corp.
   CDA  Community Development Administration
   COP  Certificates of Participation
   EFA  Educational Facility Authority
  FGIC  Financial Guaranty Insurance Company
   FHA  Federal Housing Authority
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
  HEFA  Health & Educational Facility Authority
   HFA  Health Facility Authority
  HFFA  Health Facility Financing Authority
 HHEFA  Health & Higher Educational Facility Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                     2/28/99

Investment Income

Interest income                                                    $  80,888

Expenses
  Investment management                                                6,800
  Shareholder servicing                                                  734
  Custody and accounting                                                 221
  Prospectus and shareholder reports                                      61
  Registration                                                            37
  Legal and audit                                                         15
  Directors                                                                7
  Miscellaneous                                                            9

  Total expenses                                                       7,884
  Expenses paid indirectly                                                (3)

  Net expenses                                                         7,881

Net investment income                                                 73,007

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           6,587
  Futures                                                                200

  Net realized gain (loss)                                             6,787
Change in net unrealized gain or loss on securities                   (2,157)

Net realized and unrealized gain (loss)                                4,630

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  77,637
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   2/28/99              2/28/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $     73,007         $     71,861
  Net realized gain (loss)                           6,787                8,060
  Change in net unrealized gain or loss             (2,157)              42,319

  Increase (decrease) in
  net assets from operations                        77,637              122,240

Distributions to shareholders
  Net investment income                            (73,007)             (71,861)
  Net realized gain                                 (5,851)                --

  Decrease in net assets
  from distributions                               (78,858)             (71,861)

Capital share transactions*
  Shares sold                                      208,614              157,893
  Distributions reinvested                          52,194               47,065
  Shares redeemed                                 (172,397)            (195,675)

  Increase (decrease) in net
  assets from capital
  share transactions                                88,411                9,283

Net Assets

Increase (decrease) during period                   87,190               59,662
Beginning of period                              1,396,288            1,336,626

End of period                                 $  1,483,478         $  1,396,288
                                              ---------------------------------

*Share information
  Shares sold                                       20,963               16,209
  Distributions reinvested                           5,238                4,830
  Shares redeemed                                  (17,320)             (20,125)

  Increase (decrease) in
  shares outstanding                                 8,881                  914

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------
                                                             February 28, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Free Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 26, 1976.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $506,905,000 and $484,134,000, respectively, for the year ended February 28, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income.

     At February 28, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,344,238,000. Net unrealized gain aggregated $122,410,000 at period-end of which $123,080,000 related to appreciated investments and $670,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $536,000 was payable at February 28, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $686,000 for the year ended February 28, 1999, of which $62,000 was payable at period-end.


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price Tax-Free Income Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Income Fund, Inc. ("the Fund") at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 17, 1999


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $2,819,000 from short-term capital gains,

o $3,032,000 from long-term capital gains, subject to the 20% rate gains category,

o    $72,627,000 which qualified as exempt-interest dividends.
--------------------------------------------------------------------------------


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Income Fund.


Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F45-050  2/28/99



THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS ARE ATTACHED HERE BY ACCESSING THE FOLLOWING:


Annual Report

Tax-Free
Funds

February 28, 1999


T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Tax-Free Funds

o Municipal bonds were relatively unscathed by the turmoil in other fixed income markets and were less volatile than Treasuries.

o The Tax-Exempt Money, Tax-Free Short-Intermediate, Tax-Free Intermediate Bond, Tax-Free Income, and Tax-Free High Yield Funds outpaced their respective Lipper benchmarks for both the 6- and 12-month periods.

o The funds' good performances were due primarily to management decisions and low fund expenses.

o All funds benefited from their longer relative maturities and durations when interest rates fell, and also from careful credit selection.

o We expect continued low inflation and slowing economic growth to benefit municipal securities, which still carry attractive yields relative to other fixed income investments.


Fellow Shareholders

The fixed income markets and your funds generated good returns for the 6- and 12-month periods ended February 28, 1999. The Tax-Exempt Money, Tax-Free Short-Intermediate, Tax-Free Intermediate Bond, Tax-Free Income, and Tax-Free High Yield Funds surpassed their respective benchmarks in both periods, a reflection of our management decisions and below-average expenses.

Municipal bonds moved through the past year relatively unscathed by the turmoil that hit other fixed income markets. The municipal market was far less volatile than the Treasury market, which benefited from a massive flight to quality that drove 30-year yields to a record low of 4.72% in October from 5.92% last February. Municipal yields also fell, but the decline was more muted as long-term rates dropped to 4.64% in October from 5.08% last February. As a result, municipal yields approached parity with Treasury yields especially in longer maturities, an unusual event in a year when major tax reform was not under discussion.


MARKET ENVIRONMENT

Municipal Bond and Note Yields
--------------------------------------------------------------------------------


                  30-Year AAA       5-Year AAA       1-Year Moody's
                  General           General          Investment
                  Obligation        Obligation       Grade 1Note

2/28/98           5.08              4.05             3.60
                  5.13              4.10             3.65
                  5.20              4.30             3.85
5/98              5.05              4.10             3.75
                  5.05              4.10             3.60
                  5.10              4.10             3.70
8/98              4.93              3.85             3.50
                  4.82              3.70             3.30
                  4.92              3.70             2.95
11/98             4.89              3.75             3.05
                  4.94              3.75             3.05
                  4.87              3.65             2.95
2/99              4.99              3.78             3.00


Source: T. Rowe Price Associates

Major economic developments here and overseas during the fiscal year affected the fixed income markets. In the first half, many economists expected the global turmoil to have a negative impact on the U.S. economy, causing interest rates to fall. Russia's debt default last summer created havoc in many markets, leading to a global liquidity crisis that contributed to the flight to U.S. Treasuries. In response, the Federal Reserve cut short-term rates three times last fall to cushion the domestic economy from weakness abroad and restore investor confidence. In December, yields began to move up following signs of stronger-than-expected U.S. growth and a growing sense that the global liquidity crisis had abated. Robust GDP growth of 6.1% in the fourth quarter added fuel to the fire, and by the end of February 30-year Treasury yields were nearly 100 basis points (one percentage point) higher than in October. Municipal yields also rose but, once again, they were far less volatile.

Lower-quality municipal bonds also escaped major damage. In response to the liquidity crisis, the taxable markets-including corporate, mortgage, and emerging market bonds-came under severe pressure in the third quarter, and differences in yield between high- and low-quality bonds (yield spreads) widened abruptly. Lower-quality, high-yield municipals experienced only a modest widening in yield spreads, mainly because of limited supply in this area of the market and less sensitivity to global events. While high-yield returns suffered modestly, this followed several years of above-average returns.

Overall, municipal yields did not change significantly from February 1998 to February 1999 except for one-year rates, as can be seen in the chart on page 1. In the money market area, solid cash flow and the lowest level of new issuance in nine years led to lower yields. A steeper yield curve resulted as money market and short-term bonds reacted to the Federal Reserve's rate cuts and to strong demand, while long-term rates were more affected by heavy bond sales. During the past six months, intermediate-term bonds turned in the best performance. For the calendar year, new bond issuance reached $284 billion, up 29% from 1997, a level surpassed only in 1993.


High Ratings for Risk-Adjusted Returns
--------------------------------------------------------------------------------

The four bond funds received a high Morningstar Rating(trademark) for their risk-adjusted performance, which reflects the degree of volatility experienced in earning a particular return. (Money funds are not rated.) As of February 28, 1999, the Tax-Free High Yield Fund had five stars overall, and the Tax- Free Short-Intermediate Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Income Fund all received four stars. The top 10% of the funds in each investment category receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The funds were rated among 1,576, 1,109, and 369 municipal fixed income funds for the 3-, 5-, and 10-year periods ended February 28, 1999, respectively. Of course, past trends may not continue.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 2/28/99 and may change monthly. Ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Tax-Free High Yield Fund received 5 stars for the 3-, 5-, and 10-year periods; Tax-Free Income 4 stars for the 3- and 5- year periods and 3 stars for the 10-year period; Tax-Free Intermediate Bond 3 and 4 stars for the 3- and 5-year periods; and Tax-Free Short-Intermediate 4, 5, and 4 stars for the 3-, 5-, and 10-year periods, respectively.

As mentioned, each fund was in the lowest expense quartile (25%) of its Lipper category as of February 28. For a discussion of the new Tax-Exempt Money Fund PLUS Class shares, see the shaded box on page 4.


TAX-EXEMPT MONEY FUND AND PLUS SHARES

Performance Comparison
--------------------------------------------------------------------------------

                                                                Since Inception*
Periods Ended 2/28/99           6 Months         12 Months         (PLUS Shares)
--------------------------------------------------------------------------------

Tax-Exempt Money Fund              1.38%             2.97%                    -

Tax-Exempt Money Fund
PLUS Class                             -                 -                 0.74%

Lipper Tax-Exempt Money
Market Funds Average                1.31              2.81                 0.82

*11/1/98


The Tax-Exempt Money Fund posted good results relative to its peer group average for both the 6- and 12-month periods ended February 28. Since its inception on November 1, 1998, the Tax-Exempt Money Fund PLUS shares returned 0.74%, behind the return of the Lipper average due to the higher expenses that accompany their additional services.

Three consecutive easings in the fall by the Federal Reserve, amounting to a total of 75 basis points, set the tone for the short-term tax-exempt market. At the end of the fiscal year, the one-year yield was 60 basis points lower than it was a year earlier, with most of the move occurring in the last six months.


Tax-Exempt Money Fund PLUS Class
--------------------------------------------------------------------------------

Starting November 1, 1998, we created a new class of shares called The Tax-Exempt Money - PLUS Class. The share class is offered as part of our new Asset Manager Account, which incorporates a number of additional services, such as unlimited checkwriting and a debit card. Both the Tax-Exempt Money Fund and Tax-Exempt Money - PLUS are based on the same portfolio, and as such will be reported on together in future annual and semiannual reports. However, performance will differ because the classes of shares have different expense ratios. Tax-Exempt Money - PLUS will have no impact on the expenses, share price, or yield of the original Tax-Exempt Money Fund.

Note: To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.

Money market funds benefited from the volatility in other markets. As investors shifted assets to safer havens, total money fund assets ballooned to a record $1.4 trillion, an increase of 26% during the fiscal year. However, tax-exempt money funds expanded at half the rate of the total industry-a result of reduced demand due to lower tax-exempt money yields versus comparable taxable yields. The improved financial condition of many municipalities, along with low long-term rates, drastically reduced the short-term borrowing needs of issuers. Annual municipal note issuance dipped to its lowest level since 1989. Reduced supply and steady demand kept rates low versus taxable alternatives, which meant that the tax-exempt money market appealed mostly to investors in high tax brackets.

Throughout the fiscal year, we maintained a fairly long weighted average maturity-53 days at the end of February, which was 11 days longer than our peer group average. We continue to believe that the imbalance between supply and demand in our specific market, combined with a stable monetary policy and possible further easing by the Fed if economic growth slows later in the year, supports our more aggressive stance.


TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                          6 Months         12 Months
--------------------------------------------------------------------------------

Tax-Free Short-Intermediate Fund                  2.39%             4.90%

Lipper Short-Intermediate
Municipal Debt Funds Average                      2.08              4.43

Your fund posted solid results that surpassed the Lipper Short-Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods ended February 28, 1999. Maintaining a slightly longer duration and a low expense ratio enhanced returns. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

Our duration strategy reflected several factors: the absence of any inflationary pressures, the global demand for U.S. Treasuries resulting from problems overseas, and the exceptional value offered in the municipal market due to imbalances in supply and demand. Our long position was rewarded in the fall when the Federal Reserve cut short-term interest rates. As economic growth in the fourth quarter exceeded expectations and global turmoil subsided, Treasury yields began to rise. Maturities within five years, which had been yielding less than the federal funds rate, rose above the fed funds rate and resulted in a positively sloped yield curve. This shift reflected the change in investor focus from the global crisis to an accommodative Fed and a potential pickup in inflation.

Nevertheless, we maintained our relatively long duration even as Treasury yields were rising from their October lows. Municipal yields had not fallen as far and looked exceptionally attractive. In addition, we anticipated increasing demand for municipals and a drop in supply over the holiday season; supply has remained below expectations during the first two months of 1999.

Recently, relative yields have moved closer to historic averages as municipals outperformed Treasuries. While we had a fairly long duration at the end of the period, we have since been reducing it. However, we expect to take advantage of any increase in yields to extend it again, since we anticipate continued low inflation and interest rates in the months ahead.


TAX-FREE INTERMEDIATE BOND FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                         6 Months            12 Months
--------------------------------------------------------------------------------

Tax-Free Intermediate Bond Fund                  2.26%                5.37%

Lipper Intermediate
Municipal Debt Funds Average                     2.15                 5.05


Your fund posted good returns and outperformed the Lipper Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods. Our duration strategy over the past six months was similar to that of the Tax-Free Short-Intermediate Fund (see report on that fund for an explanation). As short-term rates fell more than long-term rates, short bonds appreciated while longer bonds actually depreciated, but the changes were modest. Five-year general obligation (GO) yields were down seven basis points while 30-year GO yields rose six, which meant that a fund's return was largely determined by its position along the yield curve. In our case, we favored five-year bonds because we thought 10-year maturities were overvalued, and the steepening yield curve was beneficial to five-year maturities. Since the yield curve has recently begun to steepen even further, we anticipate buying bonds with longer maturities and have begun to favor 10-year bonds.

At the annual shareholders meeting in October, we received approval to remove the insurance requirement for the fund and changed the fund's name to reflect the new policy. We will continue to hold 95% of assets rated AAA or AA by at least one national rating organization (Standard & Poor's, Moody's, or a similar service), and up to 5% may be rated A at the time of purchase. We believe this will allow for more prudent diversification among a variety of high-quality issuers.

Our current strategy is to reduce exposure to insured bonds over time in a manner that neither reduces income nor results in significant realized capital gains. We sold three insured credits-hospital, solid-waste facility, and start-up toll road securities-primarily because they allowed us to reach our duration goals and we considered them overvalued compared with other bonds.


TAX-FREE INCOME FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                   6 Months                  12 Months
--------------------------------------------------------------------------------

Tax-Free Income Fund                       1.91%                      5.48%

Lipper General Municipal
Debt Funds Average                         1.76                       4.88

The fund had several goals for the past year: managing exposure to interest rates with steady, gradual shifts in duration; preserving tax-free income as lower rates and maturing older, higher-yielding bonds eroded the fund's yield; and seeking good diversification among issuers and bond insurers in the portfolio. The strategy along with low expenses paid off, and performance surpassed the Lipper average for both periods shown in the table.

The fund's duration (defined in the Tax-Free Short-Intermediate Fund section), which was extended last June to a more aggressive range, was reduced to neutral in January. Recent concerns about continued economic strength and a shift in the Federal Reserve's position, from a bias toward easing to a neutral stance, drove our strategy. We were also aware that, historically, the first quarter has often not been strong for municipal bonds as supply starts to grow and demand weakens in anticipation of tax-payment season.

The fund's credit quality remains high at an overall level of AA-. A year ago we regretted not having more exposure to lower-quality bonds, which had performed well in a strong economy. However, this sector did not do as well in the past year, and we saw a modest widening of yield spreads between lower- and higher-rated bonds. As this trend continues, we are looking for opportunities to add some lower-rated securities to the portfolio.

During the past six months, we reduced our exposure to hospital bonds and increased our holdings of general obligation bonds. The hospital industry is suffering from cost recovery pressures, while tax-supported debt is benefiting from the strong economy. As always, we are seeking good diversification among solid credits. While the insurance industry continues to penetrate the municipal bond market (more than 50% of new issues were insured in 1998), we are also focused on diversifying exposure among the bond insurers.


TAX-FREE HIGH YIELD FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                     6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                     1.57%              4.80%

Lipper High Yield Municipal
Debt Funds Average                           1.46                4.51

The municipal high-yield market trailed the higher-quality market from the summer of 1998 through the end of February. Total returns were still positive, however, unlike those of our counterparts in the corporate bond market. Performance for the year was bolstered by our strategy of steadily increasing duration (see the report for the Tax-Free Short-Intermediate Fund for an explanation of duration) to benefit from the drop in interest rates, and the fund surpassed the average performance of its Lipper peer group in both periods.


Quality Diversification
--------------------------------------------------------------------------------

Tax-Free High Yield Fund

AAA      AA       A        BBB      BB and below

6        25       21       26       22

Based on net assets as of 2/28/99.

Moderate returns in this sector of the municipal market have presented an opportunity for investors. Compared with our peers, we have been underweighted in below-investment-grade bonds and can now add selectively to our favorite issuers at a time when yield spreads are wider than they have been during the past two to three years. Currently, these holdings represent about 22% of total assets, and the percentage should rise gradually. We are focusing specifically on the long-term care, education, and corporate-backed sectors for new purchases that should benefit from a strong domestic economy.

We are closely watching developments in the hospital sector as it comes under pressure from increased competition and general overcapacity. Our percentage of hospital holdings is among the lowest in the fund's history, and we will look to increase it as opportunities unfold. Our overall strategy is designed to increase the tax-free yield of the fund in a prudent manner.


Taxable vs. Tax-Exempt Yields
--------------------------------------------------------------------------------

As of 2/28/99

                  Treasury Yield        Treasury Yield           Tax-Exempt
                  After Paying          After Paying             AAA General
                  Income Taxes          Income Taxes             Obligation
                  of 31%                of 36%                   Yield

1 Yr              3.34                  3.10                     2.95
5 Yr              3.59                  3.33                     3.78
10 Yr             3.64                  3.38                     4.20
30 Yr             3.85                  3.57                     4.99

Source: T. Rowe Price Associates


OUTLOOK

Despite the economy's strong momentum from the fourth quarter of 1998 through the early part of this year, we expect a decline in growth toward a more modest and sustainable level later this year. We also believe the forces sustaining low inflation are still in place. The Federal Reserve appears to have adopted a neutral monetary bias in the belief that the economy contains an equal measure of upside and downside risks.

So far this year, a decreasing supply of municipal issues combined with strong demand has helped move tax-exempt yields into more normal relationships with taxable yields. While Treasury yields across maturities have risen 50 to 60 basis points since the beginning of 1999, municipal yields were mostly unchanged. The chart on the previous page shows the after-tax yield on Treasury securities as of February 28, 1999, after paying federal income taxes at various levels. Overall, municipal securities are still appealing relative to other fixed income securities, and we are optimistic about their outlook for the rest of the year.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

March 19, 1999


--------------------------------------------------------------------------------

Change in Management

C. Stephen Wolfe stepped down as manager of the Tax-Free High Yield Fund on March 1, 1999, to devote himself full-time to research on high-yield securities. He remains a member of the fund's Investment Advisory Committee. William F. Snider, associate portfolio manager of this fund, has been appointed chairman of the Tax-Free High Yield Fund's Investment Advisory Committee. He and Patricia S. Deford will be co-managers of the fund responsible for day-to-day management of the portfolio. Mr. Snider joined T. Rowe Price in 1991 and also serves as portfolio manager of the New York and New Jersey Tax-Free Bond Funds. Ms. Deford, who joined T. Rowe Price in 1990, served as research director for the firm's municipal department and is vice president of all tax-free funds. Other members of the fund's Investment Advisory Committee include Konstantine B. Mallas, Mary J. Miller, William T. Reynolds, and Arthur S. Varnado.

The preceding updates the Tax-Free Funds prospectus of July 1, 1998.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        8/31/98      2/28/99
Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Price Per Share                                      $     1.00   $     1.00

Dividends Per Share
  For 6 months                                            0.016        0.014
  For 12 months                                           0.032        0.029

Dividend Yield (7-Day Compound) *                          2.98%        2.54%

Weighted Average Maturity (days)                             59           53

Weighted Average Quality **                          First Tier   First Tier


Tax-Exempt Money Fund PLUS Class Shares
--------------------------------------------------------------------------------

Price Per Share                                      $     --     $     1.00

Dividends Per Share
  For 6 months                                             --         0.007!
  For 12 months                                            --           --

Dividend Yield (7-Day Compound) *                          --           2.07%

  Weighted Average Maturity (days)                         --             53

Weighted Average Quality **                                --     First Tier

(continued on next page)


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

x                                                       8/31/98      2/28/99
Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                                      $     5.39   $     5.39

Dividends Per Share
  For 6 months                                             0.11         0.11
  For 12 months                                            0.22         0.22

Dividend Yield*
  For 6 months                                             4.13%        4.07%
  For 12 months                                            4.24         4.12

30-Day Standardized Yield                                  3.59         3.16

Weighted Average Maturity (years)                           4.4          4.0

Weighted Average Effective Duration (years)                 2.9          3.0

Weighted Average Quality ***                                 AA           AA


Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    11.13   $    11.13

Dividends Per Share
  For 6 months                                             0.24         0.24
  For 12 months                                            0.48         0.48

Dividend Yield *
  For 6 months                                             4.39%        4.39%
  For 12 months                                            4.49         4.42

30-Day Standardized Yield                                  3.78         3.36

Weighted Average Maturity (years)                           8.8          8.5

Weighted Average Effective Duration (years)                 5.6          5.4

Weighted Average Quality ***                                 AA           AA

(continued on next page)


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        8/31/98      2/28/99
Tax-Free Income Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    10.03   $     9.94

Dividends Per Share
  For 6 months                                             0.25         0.25
  For 12 months                                            0.51         0.50

Dividend Yield *
  For 6 months                                             5.15%        5.13%
  For 12 months                                            5.31         5.19

30-Day Standardized Yield                                  4.35         4.11

Weighted Average Maturity (years)                          17.1         16.1

Weighted Average Effective Duration (years)                 7.6          7.3

Weighted Average Quality ***                                AA-          AA-


Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    12.72   $    12.53

Dividends Per Share
  For 6 months                                             0.34         0.33
  For 12 months                                            0.68         0.66

Dividend Yield *
  For 6 months                                             5.38%        5.34%
  For 12 months                                            5.55         5.45

30-Day Standardized Yield                                  4.59         4.46

Weighted Average Maturity (years)                          19.4         19.3

Weighted Average Effective Duration (years)                 7.3          7.6

Weighted Average Quality ***                                 A-           A-

  * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
 ** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.
  !  Dividends for the period 11/1/98 to 2/28/99.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

As of 2/28/99

                  Lipper
                  Tax-Exempt
                  Money Market                       Tax-Exempt
                  Funds Average                      Money Fund

2/28/89           10,000                             10,000
2/90              10,591                             10,587
2/91              11,162                             11,139
2/92              11,598                             11,550
2/93              11,878                             11,823
2/94              12,105                             12,065
2/95              12,414                             12,383
2/96              12,828                             12,802
2/97              13,204                             13,193
2/98              13,613                             13,620
2/99              13,999                             14,024


TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                     Lipper Short-           Tax-Free
                  Lehman             Intermediate            Short-
                  3-Year Go          Municipal Debt          Intermediate
                  Bond Index         Funds Average           Fund

2/28/89           10,000             10,000                  10,000
2/90              10,806             10,750                  10,736
2/91              11,710             11,572                  11,494
2/92              12,665             12,459                  12,291
2/93              13,764             13,548                  13,214
2/94              14,243             14,043                  13,675
2/95              14,616             14,360                  14,073
2/96              15,793             15,376                  15,040
2/97              16,520             16,010                  15,645
2/98              17,403             16,839                  16,470
2/99              18,322             17,626                  17,277


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                    Lipper
                  Lehman            Intermediate
                  7-Year            Municipal              Tax-Free
                  Municipal         Debt Funds             Intermediate
                  Bond Index        Average                Bond Fund

11/30/92          10,000            10,000                 10,000
2/93              10,542            10,537                 10,681
2/94              11,008            11,034                 11,267
2/95              11,277            11,250                 11,566
2/96              12,434            12,276                 12,672
2/97              13,050            12,824                 13,204
2/98              14,043            13,778                 14,168
2/99              14,880            14,500                 14,929


TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                    Lipper
                  Lehman            General
                  Municipal         Municipal              Tax-Free
                  Bond              Debt Funds             Income
                  Index             Average                Fund

2/28/89           10,000            10,000                 10,000
2/90              11,026            10,888                 10,815
2/91              12,042            11,781                 11,724
2/92              13,245            12,984                 12,916
2/93              15,068            14,845                 14,838
2/94              15,902            15,654                 15,654
2/95              16,202            15,791                 15,951
2/96              17,991            17,387                 17,595
2/97              18,982            18,217                 18,441
2/98              20,717            19,932                 21,070
2/99              21,991            20,950                 21,275


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

TAX-FREE HIGH YIELD FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                     Lipper
                  Lehman             High Yield
                  Revenue            Municipal             Tax-Free
                  Bond               Debt Funds            High Yield
                  Index              Average               Fund

2/28/89           10,000             10,000                10,000
2/90              11,076             10,865                10,954
2/91              12,095             11,479                11,823
2/92              13,397             12,669                13,072
2/93              15,345             14,205                14,895
2/94              16,306             15,145                16,010
2/95              16,557             15,372                16,212
2/96              18,434             16,977                17,935
2/97              19,522             17,935                19,051
2/98              21,424             19,799                21,036
2/99              22,707             20,704                22,046


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since   Inception
Periods Ended 2/28/99       1 Year   5 Years   10 Years  Inception        Date
--------------------------------------------------------------------------------

Tax-Exempt Money             2.97%     3.05%      3.44%         -       4/8/81

Tax-Exempt Money PLUS           -         -          -       0.74%     11/1/98

Tax-Free
  Short-Intermediate         4.90      4.79       5.62          -     12/23/83

Tax-Free
  Intermediate Bond          5.37      5.79          -       6.63     11/30/92

Tax-Free Income              5.48      6.33       7.84          -     10/26/76

Tax-Free High Yield          4.80      6.61       8.23          -       3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund and PLUS Class shares.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Annual Meeting Results

The Tax-Free Intermediate Bond Fund held an annual meeting on October 15, 1998, to elect directors of the fund, to amend the fund's investment objectives, and to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the fund's independent accountants.

The results of voting were as follows (by number of shares):

For nominees to the Board of
Directors for the Tax-Free
Intermediate Bond Fund:

Calvin W. Burnett
         In favor:             6,264,176.601
         Withheld:               107,241.379

Anthony W. Deering
         In favor:             6,282,061.082
         Withheld:                89,356.898

F. Pierce Linaweaver
         In favor:             6,269,403.700
         Withheld:               102,014.280

William T. Reynolds
         In favor:             6,282,440.529
         Withheld:                88,977.451

James S. Riepe
         In favor:             6,280,032.546
         Withheld:                91,385.434

John G. Schreiber
         In favor:             6,280,776.004
         Withheld:                90,641.976

M. David Testa
         In favor:             6,282,440.529
         Withheld:                88,977.451


For PricewaterhouseCoopers LLP
as independent accountants:

         In favor:             6,209,652.143
         Withheld:                63,094.092
         Abstained:               98,671.745


Amendment for investment objec-
tives to remove the requirement
that total assets be invested
primarily in insured bonds:

         In favor:             4,892,656.486
         Against:                851,482.266
         Abstained:              434,617.228
         Broker Non-Votes:       192,662.000


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to
      10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         C03-050  2/28/99